UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2025

Advantage Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38990	83-4629508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8001 Forsyth Boulevard, Suite 1025
Clayton, Missouri		63105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (314) 655-9333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ADV	NASDAQ Global Select Market
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ADVWW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Jeffrey Harsh as Chief Operating Officer, Branded Services

On August 7, 2025, the board of directors of Advantage Solutions Inc. (the “Company”) approved the appointment of Jeffrey Harsh as the Company’s Chief Operating Officer, Branded Services, effective August 25, 2025.

Mr. Harsh, 53, previously served as the Vice President, Large Format & Private Label Salty Snacks from October 2024 to August 2025 and as the Vice President, Customer Strategy & Development from June 2018 through September 2024 at The Hershey Company. From 2008 to 2018, Mr. Harsh also served in a number of positions of increasing responsibility at The Hershey Company. Mr. Harsh received his Bachelor of Science from Michigan State University.

There are no arrangements or understandings between Mr. Harsh and any other persons pursuant to which he was appointed as an officer, and there are no family relationships between him and any director or executive officer of the Company. Mr. Harsh has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Harsh Employment Agreement

In connection with the appointment of Mr. Harsh as the Company’s Chief Operating Officer, Branded Services, the Company and Mr. Harsh entered into an employment offer letter agreement (the “Harsh Agreement”), pursuant to which Mr. Harsh will commence employment on or about August 25, 2025 (unless otherwise mutually agreed between Mr. Harsh and the Company) (the “Effective Date”) and will receive an annual base salary of $460,000. Mr. Harsh is eligible for a target bonus of 80% of his base salary, and any bonus amount for 2025 will be prorated for the days he is employed with the Company. In connection with his commencement of employment, Mr. Harsh will receive an initial grant of restricted stock units with an aggregate value of $250,000, subject to the Company’s standard equity vesting terms. In addition, commencing in 2026, Mr. Harsh is eligible to receive an annual equity award under the Company’s 2020 Incentive Award Plan with an aggregate value of 100% of his annual base salary.

If the Company terminates Mr. Harsh’s employment without cause or if Mr. Harsh resigns for good reason, the Company will, subject to his execution and non-revocation of a general release and continued compliance with any restrictive covenants, provide him with the continued payment of his base salary for 12 months following the date of termination. In addition, if the Company’s termination of Mr. Harsh’s employment without cause occurs within 12 months following a change in control, Mr. Harsh shall also be eligible for (i) 12 months of continued health insurance coverage at active employee rates, and (ii) any accelerated vesting of equity grants on the same terms and conditions available to other similarly situated senior executives of the Company. The foregoing description of the Harsh Agreement is qualified in its entirety by reference to the full text of the Harsh Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Transition of Dean General to Chief Industry Development Officer

Mr. Harsh will succeed Dean General as the Company’s Chief Operating Officer, Branded Services, who will transition into a newly established role as the Company’s Chief Industry Development Officer as of the Effective Date. Mr. General remains on the Company’s executive leadership team, and in this new role will be focused on client and retailer engagement strategy, strengthening the Company’s enterprise retailer partnerships, and building the Company’s strategic capabilities.

Item 7.01	Regulation FD Disclosure

On August 8, 2025, the Company issued a press release regarding the executive transition matters described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K, including any information furnished in connection therewith, that may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected terms of severance arrangements, the commencement of employment by certain officers, and the future performance of the Company’s business. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. These forward-looking statements generally are identified by the words “may,” “should,” “expect,” “intend,” “will,”

“would,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

Detailed risk factors affecting the Company are set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 7, 2025 and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Employment offer letter agreement, dated August 4, 2025, by and between Advantage Sales & Marketing LLC d/b/a Advantage Solutions and Jeffrey Harsh.
99.1	Press Release issued by Advantage Solutions Inc., dated August 8, 2025 naming Jeffrey Harsh as new Chief Operating Officer, Branded Services.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	August 8, 2025		ADVANTAGE SOLUTIONS INC.

		By:	/s/ Christopher Growe
Christopher Growe Chief Financial Officer